Exhibit 10.9

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following assignment and assumption agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K:

1.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Vancouver-Bridgewood WA Owner, LLC.

2.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Longview-Monticello Park WA Owner, LLC.

3.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Yelm-Rosemont WA Owner, LLC.

The following management agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K:

1.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Vancouver-Bridgewood WA Tenant Corp.

2.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Longview-Monticello Park WA Tenant Corp.

3.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Yelm-Rosemont WA Tenant Corp.

The following promissory notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K:

1.	Promissory Note dated February 3, 2014, made by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $13,774,226.00.

2.	Promissory Note dated February 3, 2014, made by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $19,218,858.00.

3.	Promissory Note dated February 3, 2014, made by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,924,763.00.

The following mortgage agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.5 to this Form 8-K:

1.	Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – First) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

2.	Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – First) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

3.	Deed of Trust and Security Agreement With Fixture Filing (Rosemont – First) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

The following mortgage agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.6 to this Form 8-K:

1.	Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – Second) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

2.	Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – Second) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

3.	Deed of Trust and Security Agreement With Fixture Filing (Rosemont – Second) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

The following recourse liabilities guaranties have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.7 to this Form 8-K:

1.	Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of .CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp.

2.	Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of .CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp.

3.	Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of .CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp.

The following supplemental guaranties have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these document are substantially identical in all material respects to Exhibit 10.8 to this Form 8-K:

1.	Supplemental Guaranty executed February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America.

2.	Supplemental Guaranty executed February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America.

3.	Supplemental Guaranty executed February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America.

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